EXHIBIT 24.1
                                                                    ------------




                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Robert R. Horger
                                            ------------------------------------

                                            Name: Robert R. Horger
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Colden R. Battey, Jr.
                                            ------------------------------------

                                            Name: Colden R. Battey, Jr.
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Luther J. Battiste, III
                                            ------------------------------------

                                            Name: Luther J. Battiste, III
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Charles W. Clark
                                            ------------------------------------

                                            Name: Charles W. Clark
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ M. Oswald Fogle
                                            ------------------------------------

                                            Name: M. Oswald Fogle
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Dwight W. Frierson
                                            ------------------------------------

                                            Name: Dwight W. Frierson
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ John L. Gramling, Jr.
                                            ------------------------------------

                                            Name: John L. Gramling, Jr.
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Richard L. Gray
                                            ------------------------------------

                                            Name: Richard L. Gray
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Robert R. Hill, Jr.
                                            ------------------------------------

                                            Name: Robert R. Hill, Jr.
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Harry M. Mims, Jr.
                                            ------------------------------------

                                            Name: Harry M. Mims, Jr.
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Ralph W. Norman
                                            ------------------------------------

                                            Name: Ralph W. Norman
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Anne H. Oswald
                                            ------------------------------------

                                            Name: Anne H. Oswald
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ James W. Roquemore
                                            ------------------------------------

                                            Name: James W. Roquemore
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Thomas E. Suggs
                                            ------------------------------------

                                            Name: Thomas E. Suggs
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ A. Dewall Waters
                                            ------------------------------------

                                            Name: A. Dewall Waters
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ John W. Williamson, III
                                            ------------------------------------

                                            Name: John W. Williamson, III
                                                  ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


     THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 2,000 shares of the Company's common stock, par value $2.50 per share ("Common Stock"), to be issued pursuant to a Restricted Stock Agreement, to be effective as of January 3, 2003, between the Company and Joseph E. Burns (the "Agreement) and up to 150,000 additional shares of Common Stock that may be acquired under the First National Corporation Employee Savings Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the Agreement and the Plan.

     EXECUTED on the 20th day of February, 2003.



                                            /s/ Cathy Cox Yeadon
                                            ------------------------------------

                                            Name: Cathy Cox Yeadon
                                                  ------------------------------
                                                  (please print)